First Trust Multi-Strategy Fund

Class A Shares – OMOAX

Class C Shares – OMOCX

Class I Shares – OMOIX

A series of Investment Managers Series Trust II

Supplement dated January 25, 2023, to the

Summary Prospectus dated November 12, 2022.

Effective immediately, the following disclosure is added to the “Principal Investment Strategies” section beginning on page 2 of the Summary Prospectus.

Special Purpose Acquisition Companies. FTCM may also invest Fund assets in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”), which are collective investment structures that pool funds in order to seek potential acquisition opportunities. In selecting SPACs for investment, FTCM analyzes the attractiveness of the SPAC through the life of the SPAC from IPO to liquidation. FTCM evaluates pre- and post-merger announcements, the potential rate of return, the length of time until the proposed transaction closes or SPAC liquidates, and the potential risk to the Fund in the event the proposed acquisition/liquidation does not close on time and is extended. SPACs provide the opportunity for public shareholders to have some or all of their shares redeemed by the SPAC in connection with certain corporate events, such as an amendment to its charter or an acquisition. The Fund may sell its investments in SPACs at any time, but generally looks to sell/redeem prior to the completion of the acquisition or liquidation.

In addition, effective immediately, the Fund will not invest in initial public offerings as part of its principal investment strategy. Accordingly, the third bullet point of the seventh paragraph under the “Principal Investment Strategies” section beginning on page 2 of the Summary Prospectus is deleted in its entirety. In addition, the discussion of “IPO risk” in the “Principal Risks of Investing” section on page 8 of the Summary Prospectus is deleted in its entirety.

Additionally, effective immediately, the following disclosure is added to the “Principal Risks of Investing” section beginning on page 4 of the Summary Prospectus.

SPACs risk. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any warrants issued by the SPAC will expire worthless. As SPACs and similar entities generally have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or subject to restrictions on resale.

Please retain this Supplement with your records.